SCUDDER MUTUAL FUNDS, INC.

                      Scudder Gold and Precious Metals Fund



                              SCUDDER EQUITY TRUST

                     Scudder-Dreman Financial Services Fund


                          Class A, Class B and Class C














                       STATEMENT OF ADDITIONAL INFORMATION

  February 25, 2005, as revised March 24, 2005, as further revised June 7, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Scudder Mutual Funds, Inc. (the "Corporation"), with respect to Scudder Gold and Precious Metals Fund (a "Fund") and Scudder Equity Trust (the "Trust") with respect to Scudder-Dreman Financial Services Fund (a "Fund" and collectively with Scudder Gold and Precious Metals Fund, the "Funds") dated February 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders dated October 31, 2004 for Scudder Gold and Precious Metals Fund and November 30, 2004 for Scudder-Dreman Financial Services Fund accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated herein by reference and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

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INVESTMENT RESTRICTIONS...........................................................................................1
   Scudder Gold and Precious Metals Fund..........................................................................2
   Scudder-Dreman Financial Services Fund.........................................................................3

INVESTMENT POLICIES AND TECHNIQUES................................................................................4
   Portfolio Holdings Information................................................................................25

MANAGEMENT OF THE FUNDS..........................................................................................25
   Investment Advisor............................................................................................25
   Administrative Agreement......................................................................................33
   Principal Underwriter.........................................................................................34
   Portfolio Transactions........................................................................................39

FUND SERVICE PROVIDERS...........................................................................................41
   Independent Registered Public Accounting Firm and Reports to Shareholders.....................................41
   Independent Registered Public Accounting Firm and Reports to Shareholders.....................................42
   Legal Counsel.................................................................................................42
   Fund Accounting Agent.........................................................................................42
   Custodian, Transfer Agent and Shareholder Service Agent.......................................................42

PURCHASE AND REDEMPTION OF SHARES................................................................................43

TAXES............................................................................................................58

NET ASSET VALUE..................................................................................................62

OFFICERS AND DIRECTORS/TRUSTEES..................................................................................63

FUND ORGANIZATION................................................................................................79

PROXY VOTING GUIDELINES..........................................................................................80

ADDITIONAL INFORMATION...........................................................................................81

FINANCIAL STATEMENTS.............................................................................................82

APPENDIX.........................................................................................................83

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(5) (Scudder-Dreman Financial Services Fund) purchase physical commodities or contracts relating to physical commodities; (Scudder Gold and
         Precious Metals Fund) purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins;

(6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(7) concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except Scudder-Dreman Financial Services Fund will concentrate its investments in the financial industry. Scudder Gold and Precious Metals Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of Scudder Mutual Funds, Inc. on behalf of Scudder Gold and Precious Metals Fund and the Trustees of Scudder Equity Trust on behalf of Scudder-Dreman Financial Services Fund have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Directors/Trustees based upon current circumstances. Non-fundamental policies may be changed by the Directors/Trustees of the Corporation/Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g) lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h) (Scudder-Dreman Financial Services Fund) invest more than 15% of net assets in illiquid securities; or

(i) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Gold and Precious Metals Fund

The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious

Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals. In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly.

The Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

With respect to 30% of its assets, the Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Scudder-Dreman Financial Services Fund

The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade or which are unrated, but deemed equivalent to those rated below investment-grade by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") or the subadvisor.

The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. For temporary purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments, high quality debt securities without equity features and, with respect to Scudder-Dreman Financial Services Fund, high grade debt securities.

When deemed appropriate by the Advisor, Scudder Gold and Precious Metals Fund may temporarily invest up to 30% of its assets to maintain liquidity. The Scudder Gold and Precious Metals Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits.

Master/Feeder Fund Structure. The Board of Directors/Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Each Fund is a series of an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Gold and Precious Metals Fund is a series of Scudder Mutual Funds, Inc. Scudder-Dreman Financial Services Fund is a series of Scudder Equity Trust. Scudder Gold and Precious Metals Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class AARP. Scudder-Dreman Financial Services Fund offers three classes of shares: Class A, Class B and Class C.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor or subadvisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor or subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the applicable prospectus of each Fund.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (mortgage-backed securities), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Concentration. Each Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry or group of industries which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Scudder Gold and Precious Metals Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behaviors of stock markets, may have differing impacts on gold versus gold stocks.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the counterparty) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund that invests in foreign countries offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term  trading  purposes.  A fund  should  not  be  considered  a  complete investment program. A fund's net asset value per share, or share price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's Investors Service, Inc. (Moody's) or below BBB by Standard & Poor's Rating Services ("S&P") or Fitch Investors Services ("Fitch") and unrated securities judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or paying kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield/high risk securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security. Prices for below investment grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor or subadvisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering ("IPO") can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission ("SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment-Grade Bonds. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor or subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund's investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors/Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan will be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Loan Participations and Assignments. A fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). A fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price. Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or subadvisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings Information

Each Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). A Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund's Directors/Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to a Fund's Directors/Trustees.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each fund. Under the supervision of the Board of Directors/Trustees, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, or a subadvisor, makes each Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM, or a subadvisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor, or a subadvisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's/Trust's Board of Directors/Trustees. The Trustees of Scudder Equity Trust have overall responsibility for the management of the Scudder-Dreman Financial Services Fund under Massachusetts law.

Pursuant to an investment management agreement (each an "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Scudder Gold and Precious Metals Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus.

Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Directors of Scudder Gold and Precious Metals Fund on August 9, 2004, and by the Trustees of Scudder-Dreman Financial Services Fund on September 24, 2004. The Agreements continue in effect from year to year only if their continuance is approved annually by the vote of a majority of those Directors/Trustees who are not parties to such Agreements or interested persons of the Advisor or the Corporation/Trust ("Independent Trustees" or "Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's/Trust's Directors/Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's/Trust's Articles of Incorporation/Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors/Trustees of the Corporation/Trust may from time to time establish. The Advisor also advises and assists the officers of the Corporation/Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Directors/Trustees and the appropriate committees of the Directors/Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors/Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors/Trustees.

Pursuant to a subaccounting and subadministrator agreement among the Advisor, Scudder Fund Accounting Corporation ("SFAC") and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Scudder Gold and Precious Metals Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder-Dreman Financial Services Fund pays the Advisor an advisory fee at the annual rate of 0.75% of the first $250,000,000 of average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the unpaid fee then accrued on the books of the Fund.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                                              Fiscal 2004         Fiscal 2003       Fiscal 2002
----                                              -----------         -----------       -----------

Scudder Gold and Precious Metals Fund              $4,898,240          $2,059,197        $1,237,708
Scudder-Dreman Financial Services Fund               $992,095            $974,092        $1,184,969

Under its Agreement each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees/Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees/Directors with respect thereto.

The Agreement for Scudder Gold and Precious  Metals Fund  identifies the Advisor as the  exclusive  licensee  of the  rights  to use  and  sublicense  the  names
"Scudder,"  "Scudder  Investments"  and  "Scudder,   Stevens  and  Clark,  Inc."
(together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors/Trustees of the Corporation/Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors/Trustees of the Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.

The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to Scudder Mutual Funds.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Gold and Precious Metals Fund

The Fund's Directors approved the continuation of the Fund's current investment management agreement with Deutsche Investment Management ("DeIM"), your Fund's adviser, in August 2004. The Directors believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

* At present time, all of your Fund's Directors -- including the chairman of the board -- are independent of DeIM and its affiliates.

* The Directors meet frequently to discuss fund matters. In 2003, the Directors conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Directors dedicate part or all of several meetings to contract review matters.

* The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Directors do not believe that the investment management contract for your Fund should be "put out to bid" or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Directors believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM's research and investment capabilities, the Directors considered other aspects of DeIM's qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for the Fund continues to be strong relative to other similar funds, and the Directors are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's investment management agreement, the Directors considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM's agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM's profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Directors requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Directors determined that continuing the Fund's investment management agreement with DeIM was in the best interest of Fund shareholders.

Board's Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder-Dreman Financial Services Fund

The Board of Trustees approved the renewal of the Fund's advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent
Trustees, separately, and the Fund's Oversight Committee met on several occasions to consider the renewal of the Fund's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Fund relative to an appropriate peer group and a market index; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Fund's investment performance as well as the performance of a peer group of funds and the performance of an appropriate index. The Board considered short-term and long-term performance, as well as the factors contributing to any underperformance and steps taken by the Advisor to improve such underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered the Fund's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for investment company accounts (noting that the Advisor and its affiliates do not manage similar non-investment company institutional accounts).

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel. The Board noted that the investment management fee included seven breakpoints, designed to share economies of scale with the shareholders.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Subadvisors

Scudder Gold and Precious Metals Fund. Deutsche Investments Australia Limited ("DIAL"), Level 21, 83 Clarence Street, Sydney, NSW 2000, Australia, an affiliate of the Advisor, is the subadvisor for the Scudder Gold and Precious Metals Fund. DIAL serves as subadvisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DIAL has served as subadvisor to the Fund since March 2001. On April 5, 2002, DIAL changed its name from Scudder Investments Australia Limited.

Under the terms of the Research and Advisory Agreement, DIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DIAL in the performance of its duties or from reckless disregard by DIAL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement was last approved by the Directors of Scudder Gold and Precious Metals Fund on August 9, 2004 and remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below. The Research and Advisory Agreement had an initial term ending September 30, 2004 and shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund and will terminate automatically upon assignment or upon termination of the Fund's Agreement. In connection with their approval of the Research and Advisory Agreement with DIAL, the Directors considered substantially the same factors as those considered in approving the continuation of the investment management agreement, to the extent applicable.

The Advisor pays DIAL for its services rendered, a subadvisory fee, payable monthly, at the annual rate of 0.50% of the net effective advisory fee paid to the Advisor by the Fund.

The table below shows the total subadvisory fees paid by the Advisor to DIAL for the last three fiscal periods.

Fund                                                Fiscal 2004          Fiscal 2003          Fiscal 2002
----                                                -----------          -----------          -----------

Scudder Gold and Precious Metals Fund                $1,855,181            $965,516             $433,197

Scudder Dreman-Financial Services Fund. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Aspen, CO 81611, is the subadvisor for the Scudder-Dreman Financial Services Fund. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor. DVM was formed in April 1977 and has served as subadvisor for Scudder-Dreman Financial Services Fund since the Fund's inception in March 1998.

Under the terms of the subadvisory agreement, DVM performs some of the functions of the Advisor.

The subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the research and advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement had an initial term ending February 1, 2004 and continues from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Board of Trustees of the Trust. The subadvisory agreement may be terminated at any time upon 90 days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The Advisor pays DVM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Fund                                     Annual Subadvisory Fee Rate
------------------------------------                                     ---------------------------

$0 - $250 million                                                                    0.240%
$250 million - $1 billion                                                            0.230
$1 billion - $2.5 billion                                                            0.224
$2.5 billion - $5 billion                                                            0.218
$5 billion - $7.5 billion                                                            0.208
$7.5 billion - $10 billion                                                           0.205
$10 billion - $12.5 billion                                                          0.202
Over $12.5 billion                                                                   0.198

The table below shows the total subadvisory fees paid by the Advisor to DVM for the last three fiscal periods.

Fund                                              Fiscal 2004            Fiscal 2003           Fiscal 2002
----                                              -----------            -----------           -----------

Scudder-Dreman Financial Services Fund             $329,873              $307,168               $407,062

Board Considerations in Connection with Annual Renewal of the DVM Subadvisory Agreement for Scudder-Dreman Financial Services Fund

The Trustees approved the renewal of the DVM Subadvisory Agreement between the Advisor and DVM, on September 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund's Equity Oversight Committee met to consider the renewal of the DVM Subadvisory Agreement with respect to the Fund. In determining whether to renew the DVM

Subadvisory Agreement, the Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisor, including (i) the investment performance of the Fund relative to an appropriate index and a peer group of funds, (ii) the investment approaches of the subadvisor, and (iii) the knowledge and experience of the investment professionals who are responsible for the day-to-day management of the Fund. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by DVM to the Fund and other funds managed by the Advisor; and DVM's relationship with the Advisor and experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to DVM.

AMA InvestmentLink(SM) Program

(Scudder Gold and Precious Metals Fund only) Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833, in connection with the arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, the subadvisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust/Corporation and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's/subadvisors' Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's/subadvisors' Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and the subadvisors' Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From June 25, 2001 until March 31, 2004, for Scudder Gold and Precious Metals Fund and June 25, 2001 until September 30, 2003, for Scudder-Dreman Financial Services Fund each Fund operated under an administrative services agreement with the Advisor (each an "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.675% for Class A, 0.725% for Class B and 0.70% for Class C for Scudder Gold and Precious Metals Fund and 0.35% for Class A, 0.40% for Class B and 0.375% for Class C for Scudder-Dreman Financial Services Fund of the average daily net assets of the applicable class.

Upon termination of their respective Administrative Agreements, the Funds now bear their fees and expenses directly, subject to the Advisor's contractual obligation to waive fees and reimburse expenses to maintain the Funds' operating expenses at a specified level, as disclosed in the combined Prospectus.

For Scudder Gold and Precious Metals Fund, for the year ended October 31, 2003, the Administrative Fees charged to each class were as follows:

For Scudder Gold and Precious Metals Fund, for the period November 1, 2003 to March 31, 2004, the Administrative Fees charged to each class were as follows:

                                 Total Aggregated              Not Imposed
                                 ----------------              -----------

Class A                              $431,452                   $127,906
Class B                               $86,721                    $34,409
Class C                              $186,398                    $77,396

                                                                                           Unpaid at
                                 Total Aggregated              Not Imposed             October 31, 2003
                                 ----------------              -----------             ----------------

Class A                              $218,884                    $16,707                    $59,343
Class B                               $70,263                     $3,165                    $11,985
Class C                               $68,446                     $7,858                    $18,679

For Scudder Gold and Precious Metals Fund, for the year ended October 31, 2002, the Administrative Fees charged to each class were as follows:

                                                                Unpaid at
                                 Total Aggregated*          October 31, 2002
                                 -----------------          ----------------

Class A                               $28,108                     $4,658
Class B                               $15,725                     $2,767
Class C                                $6,228                     $1,221

* During the year ended October 31, 2002, the administrative fee was reduced by $76 for custodian credits earned.

For Scudder-Dreman Financial Services Fund for the period ended September 30, 2003, the Administrative Fees charged to Class A, Class B and Class C were as follows:

         Class A                  Class B                 Class C
         -------                  -------                 -------

        $164,843                 $198,196                 $34,552

For Scudder-Dreman Financial Services Fund for the year ended November 30, 2002, the Administrative Fees charged to Class A, Class B and Class C were as follows:

         Class A                  Class B                 Class C
         -------                  -------                 -------

        $239,690                 $296,586                 $57,624

Principal Underwriter

Pursuant to separate Underwriting and Distribution Services Agreements (each a "Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreements for each Fund, dated April 5, 2002 were last approved by the Directors on August 9, 2004 for Scudder Gold and Precious Metals Fund and by the Trustees on September 24, 2004 for Scudder-Dreman Financial Services Fund.

Each Distribution Agreement continues from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the applicable Fund, including the Directors/Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the Distribution Agreements.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Distribution Agreements. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. SDI receives no compensation from the Funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Funds and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under each Rule 12b-1 Plan, as defined below, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees already payable under a Rule 12b-1 Plan if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan for Class B shares, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan for Class C shares, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of the Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                        Compensation to Underwriter and Firms
                                for Calendar Year 2003
                                ----------------------
                                                                           Compensation
                   12b-1 Fees        12b-1 Fees         Compensation       Paid by SDI
                 (Distribution      (Shareholder         Paid by SDI      to Firms from
                   Fee) Paid       Servicing Fee)       to Firms from      Shareholder
                     to SDI          Paid to SDI      Distribution Fee    Servicing Fee
                     ------          -----------      ----------------    -------------

Scudder
Gold and
Precious
Metals Fund
Class A                   NA             $107,539                 NA            $2,313
Class B              $99,000               16,502           $608,000               103
Class C              130,000                4,936            128,000                 2

Scudder-Dreman
Financial
Services
Fund

Class A                   NA             $139,842                 NA            $2,413
Class B             $451,000              138,264            $85,000               416
Class C               85,000               25,065             83,000                22


                              Other Distribution Expenses Paid by
                              Underwriter for Calendar Year 2003
                              ----------------------------------
                 Advertising,
                    Sales,
               Literature and                   Marketing    Postage
                 Promotional      Prospectus   and Sales     and         Interest
                  Materials        Printing     Expenses      Mailing    Expenses
                  ---------        --------     --------      -------    --------

Scudder
Gold and
Precious
Metals Fund
Class A                   NA            NA           NA          NA           NA
Class B              $55,000        $3,000      $26,000      $2,000      $15,000
Class C              120,000         6,000       62,000       6,000           NA

Scudder-Dreman
Financial
Services
Fund

Class A                   NA            NA           NA          NA           NA
Class B              $18,000        $1,000       $8,000      $1,000      $90,000
Class C                8,000            NA        3,000          NA           NA

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                               Aggregate       Aggregate                                    Aggregate
                                                 Sales        Commissions      Aggregate Commissions       Commissions
Fund                           Fiscal Year    Commissions    Paid to Firms    Paid to Affiliated Firms   Retained by SDI
----                           -----------    -----------    -------------    ------------------------   ---------------

Scudder Gold and Precious
Metals Fund                       2004          $269,000         $73,000               $49,000               $147,000
                                  2003          $114,000         $26,000               $31,000                $57,000

Scudder-Dreman Financial
Services Fund                     2004           $42,000         $31,000                $1,000                 $8,000
                                  2003           $37,000         $26,000                $2,000                 $9,000
                                  2002           $52,000         $41,000                     0                $11,000

Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the subadvisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Funds, to cause a Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the

Funds in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Funds making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Funds, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Scudder Gold and Precious Metals Fund

For the fiscal years ended October 31, 2004, 2003 and 2002 the Fund paid total brokerage commissions of $2,641,000, $1,685,575 and $1,305,210, respectively.

The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004, the Fund did not hold any securities of its regular brokers or dealers. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of research services provided.

Scudder-Dreman Financial Services Fund

For the fiscal years ended November 30, 2004, 2003 and 2002, the Fund paid total brokerage commissions of $25,906, $49,683 and $97,563, respectively.

The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2004, the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                                November 30, 2004
---------------------------------------------------                                -----------------

Citigroup, Inc.                                                                          $9,768,925
Bank of America                                                                          $9,427,790
KeyCorp.                                                                                 $5,090,041
US Bancorp.                                                                              $4,340,795
J.P. Morgan Chase & Co.                                                                  $3,561,087
Wachovia Corp.                                                                           $3,405,150
PNC Financial Services Group                                                             $2,785,280
Wells Fargo & Co.                                                                        $2,452,269
Morgan Stanley                                                                           $2,329,425
Merrill Lynch & Co., Inc.                                                                $2,239,542
Popular, Inc.                                                                            $2,106,750
Bear Stearns Companies, Inc.                                                             $1,873,536
National City Corp.                                                                      $1,817,847
Franklin Resources, Inc.                                                                 $1,483,238
Lehman Brothers Holdings, Inc.                                                           $1,348,858

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

The portfolio turnover rates for Scudder Gold and Precious Metals Fund for the fiscal years ended October 31, 2004 and 2003 were 76% and 80%, respectively.

The portfolio turnover rates for Scudder Financial Services Fund for the fiscal years ended November 30, 2004 and 2003 were 4% and 5%, respectively.

                             FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of Scudder Gold and Precious Metals Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 125 High Street, Boston, MA 02110-2624, given on the authority of said firm as experts in
auditing  and  accounting.   PricewaterhouseCoopers  LLP  audits  the  financial
statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and unaudited semi-annual financial statements.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of Scudder-Dreman Financial Services Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as legal counsel to Scudder Gold and Precious Metals Fund and its Independent Directors.

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Suite 2600, Chicago, IL 60601, serves as legal counsel to Scudder-Dreman Financial Services Fund and the Trust's Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an Agreement between SFAC and Scudder Gold and Precious Metals Fund, the Fund is obligated to pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period April 1, 2004 through October 31, 2004, the amount charged to the Scudder Gold and Precious Metals Fund aggregated $163,772.

Currently, SFAC receives no fee for its services to Scudder-Dreman Financial Services Fund. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

In accordance with the Administrative Agreements, the above fees had been paid by the Advisor since June 25, 2001, but are now borne by the Funds directly upon termination of the applicable Administrative Agreement.

Pursuant to an agreement between SFAC and SSB, SFAC has delegated certain accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

Brown Brothers Harriman & Company ("BBH") 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Scudder Gold and Precious Metals Fund.
Scudder-Dreman Financial Services Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 under the 1940 Act. SSB and BBH attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Custodians' fees may be reduced by certain earnings credits in favor of each Fund.

Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Class A, B and C shares of Scudder Gold and Precious Metals Fund. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. The Fund pays SISC an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Scudder-Dreman Financial Services Fund employs State Street Bank and Trust Company ("SSB") as Custodian. SSB is also the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and, pays to SISC for all share classes an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account
(excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

           Compensation Schedule #1:                Compensation Schedule #2:      Compensation Schedule #3: Scudder
     Retail Sales and Scudder Flex Plan(1)           Scudder Premium Plan(2)          Mid-to-Large Market Plan(2)
     -------------------------------------           -----------------------          ---------------------------

                                       As a                            As a                                As a
                                  Percentage of                    Percentage of                        Percentage
            Amount of                  Net          Amount of           Net           Amount of           of Net
           Shares Sold             Asset Value     Shares Sold      Asset Value      Shares Sold        Asset Value
           -----------             -----------     -----------      -----------      -----------        -----------


$1 million to $3 million              1.00%      Under $15             0.50%      Over $15 million     0.00% - 0.50%
                                                 million

Over $3 million to $50 million        0.50%             --                --                --                  --

Over $50 million                      0.25%             --                --                --                  --

   Compensation Schedule #4: Scudder Choice
                    Plan(3)
                    -------
                                      As a
                                  Percentage of
            Amount of                  Net
           Shares Sold             Asset Value
           -----------             -----------

All amounts                           1.00%

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3)      SDI   compensates   UBS  Financial  in  accordance  with  Premium  Plan
         Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           ---------------      -----------------        --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                 .00***                 .00***               ****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k) in connection with a direct "roll over" of a distribution from a Flex Plan into a Scudder IRA (this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus and this Statement of Additional Information.

Multi-Class Suitability.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with SDI and its affiliates ("Scudder Flex Plans" and "Scudder Choice Plans").

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

A Fund may suspend the right of redemption or delay payment on a redemption for more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. After 6 years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Scudder Gold and Precious Metals Funds intends to pay dividends and distributions to shareholders in December. Scudder-Dreman Financial Services Fund declares and pays income in June and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder funds with multiple classes of shares or Scudder funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund's assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

In general, dividends (other than Capital Gain Dividends) paid by the funds to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004, effective for taxable years of the funds beginning after December 31, 2004 and before January 1, 2008, the funds will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a

10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the funds, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the funds. This provision will first apply to the funds in their taxable year beginning November 1, 2005 for Scudder Gold and Precious Metals Fund and December 1, 2005 for Scudder-Dreman Financial Services Fund. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust's Board and overseen primarily by the Fund's Pricing Committee.

                         OFFICERS AND DIRECTORS/TRUSTEES

Scudder Mutual Funds, Inc.

The following table presents certain information regarding the Directors and Officers of the Corporation as of February 25, 2005. Each Director's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Director and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Director of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors

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Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served(1)             Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);                  46
Chairman since 2004 and Director,    Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships:  Advisory Board,
                                     Center for Business Ethics, Bentley College; Board of
                                     Governors, Investment Company Institute; Member,
                                     Executive Committee of the Independent Directors Council
                                     of the Investment Company Institute
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:             46
Director, 1990-present               Becton Dickinson and Company (medical technology
                                     company); Belo Corporation (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International. Former Directorships:  American Public
                                     Television; New England Aquarium; Mass. Corporation for
                                     Educational Telecommunications; Committee for Economic
                                     Development; Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                  Managing Partner, Exeter Capital Partners (private equity          46
Director, 1996-present               funds). Directorships:  Facts on File (school and library
                                     publisher); Progressive Holding Corporation (kitchen
                                     importer and distributor); Cloverleaf Transportation Inc.
                                     (trucking); K-Media, Inc. (broadcasting); Natural
                                     History, Inc. (magazine publisher); National Association
                                     of Small Business Investment Companies (trade association)
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy (1932)                 Retired. Formerly, Chairman of the Quality Control                 46
Director, 2002-present               Inquiry Committee, American Institute of Certified Public
                                     Accountants (1992-1998); Partner, KPMG LLP (1958-1990).
                                     Directorships:  Household International (banking and
                                     finance) (1992-2004); ISI Family of Funds (registered
                                     investment companies; 4 funds overseen) (1992-present)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US            46
Director, 1999-present               General Accounting Office (1996-1997); Partner, Fulbright
                                     & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships:  The William and Flora Hewlett Foundation;
                                     Service Source, Inc.
-------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (1943)                Managing Partner, First Light Capital (venture capital             46
Director, 1994-present               group) (2000-present); formerly, Special Limited Partner,
                                     TL Ventures (venture capital fund) (1996-1998); General
                                     Partner, TL Ventures (1994-1996); President and Chief
                                     Operating Officer, Safeguard Scientifics, Inc. (public
                                     technology business incubator company) (1991-1993).
                                     Directorships:  Sonesta International Hotels, Inc.;
                                     Aberdeen Group (technology research); United Way of Mass.
                                     Bay; The Commonwealth Institute (supports women
                                     entrepreneurs). Trusteeships:  Connecticut College, Vice
                                     Chair of Board, Chair, Finance Committee; Northeastern
                                     University, Vice Chair of Finance Committee, Chair, Funds
                                     and Endowment Committee
-------------------------------------------------------------------------------------------------------------------



                                       64

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served(1)             Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);            46
Director, 2002-present               formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in the Deutsche
                                     Asset Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered investment
                                     companies) (1999-2000). Directorships: Yellow
                                     Corporation (trucking); American Science &
                                     Engineering (x-ray detection equipment); ISI Family
                                     of Funds (registered investment companies; 4 funds
                                     overseen); National Railroad Passenger Corporation
                                     (Amtrak); formerly, Chairman and Member, National
                                     Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years                in Fund Complex
Length of Time Served(1)             and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(3) (1960)         Managing Director, Deutsche Asset Management (since May           n/a
President and Chief Executive        2004); President and Chief Executive Officer of The
Officer, 2004-present                Germany Fund, Inc., The New Germany Fund, Inc., The
                                     Central Europe and Russia Fund, Inc., The Brazil Fund,
                                     Inc., The Korea Fund, Inc., Scudder Global High Income
                                     Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004)
                                     and Scudder Global Commodities Stock Fund, Inc. (since
                                     July 2004); President and Chief Executive Officer, UBS
                                     Fund Services (2001-2003); Chief Administrative Officer
                                     (1998-2001) and Senior Vice President and Director of
                                     Mutual Fund Operations (1991 to 1998) UBS Global Asset
                                     Management
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director, Deutsche Asset Management                               n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (1963)                Vice President, Deutsche Asset Management (2000-present);         n/a
Vice President, 2002-present         formerly, Director, John Hancock Signature Services
                                     (1992-2000)
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(3) (1963)           Managing Director, Deutsche Asset Management (since July
Chief Financial Officer,             2004); formerly, Executive Director, Head of Mutual Fund
2004-present                         Services and Treasurer for UBS Family of Funds
                                     (1998-2004); Vice President and Director of Mutual Fund
                                     Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (1957)              Managing Director, Deutsche Asset Management (since April         n/a
Treasurer, 2002-present              2004); formerly, Director, Deutsche Asset Management
                                     (April 2000-March 2004); Vice President and Department
                                     Head, BT Alex. Brown Incorporated (now Deutsche Bank
                                     Securities Inc.) (1998-1999); Senior Manager, Coopers &
                                     Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                     (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Lisa Hertz(3) (1970)                 Vice President, Deutsche Asset Management                         n/a
Assistant Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------



                                       65

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)     Principal Occupation(s) During Past 5 Years                Number of Funds
Held with the Corporation and                                                                   in Fund Complex
Length of Time Served(1)             and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(4) (1954)           Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 2002-present    (2002-present); formerly, Director, Deutsche Asset
                                     Management (1999-2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank Securities Inc.)
                                     (1998-1999); Assistant General Counsel, United States
                                     Securities and Exchange Commission (1993-1998); Director,
                                     Deutsche Global Funds Ltd. (2002-2004)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum(4) (1960)         Director, Deutsche Asset Management                               n/a
Vice President and Assistant
Secretary, 2004 - present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay (1959)                  Vice President, Deutsche Asset Management                         n/a
Assistant Treasurer, 2004-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (1965)           Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director, Deutsche Asset Management                               n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(3) (1962)               Managing Director, Deutsche Asset Management                      n/a
Chief Compliance Officer             (2003-present); formerly, Co-Head of Goldman Sachs Asset
2004-present                         Management Legal (1994-2003)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Corporation, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)      Address:  345 Park Avenue, New York, New York 10154.

(4)      Address: One South Street, Baltimore, Maryland 21202.

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:                          Secretary

Directors' Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's members are "Independent Directors;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Directors conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Directors participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Louis E. Levy
(Chair), Keith R. Fox, Jean Gleason Stromberg and Jean C. Tempel. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, and Jean C. Tempel. The Valuation Committee held three meetings during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt and Jean Gleason Stromberg. The Marketing/Shareholder Service

Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl W. Vogt. This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Tempel. This committee was established on October 12, 2004 and met one time in 2004.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

                                                         Pension or
                               Compensation from     Retirement Benefits      Total Compensation
Name of                        Scudder Gold and      Accrued as Part of   Paid to Director from the
Director                     Precious Metals Fund       Fund Expenses       Fund Complex (3)(4)(5)
--------                     --------------------       -------------       ----------------------

Henry P. Becton, Jr.                $2,211                   $0                    $159,500
Dawn-Marie Driscoll(1)              $2,791                   $0                    $208,016
Keith R. Fox                        $2,585                   $0                    $220,620
Louis E. Levy(2)                    $2,309                   $0                    $163,000
Jean Gleason Stromberg              $2,135                   $0                    $153,500
Jean C. Tempel                      $2,221                   $0                    $191,000
Carl W. Vogt                        $2,385                   $0                    $168,500

(1) Includes $14,896 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(2) In addition to these payments, Mr. Levy received payments in accordance with his prior Deferred Payment Plan in the amount of $38,100 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3) For each Director, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Director currently serves on the boards of 18 DeAM trusts/corporations comprised of 46 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Directors for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, $11,500 for Mr. Levy, $9,500 for Ms. Tempel and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(5) Aggregate compensation also reflects amounts paid to the Directors for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds' shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox and Ms Tempel. Also, included are amounts paid to the Directors for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2004.

                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Director          Scudder Gold and Precious Metals Fund          Overseen by Director
         --------          -------------------------------------          --------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                      $1-$10,000                         Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                             $1-$10,000                         $10,001-$50,000

Securities Beneficially Owned

As of February 18, 2005, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of February 18, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of February 18, 2005, 642,353 shares in the aggregate, or 8.42% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Charles Schwab & Co. Inc. Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 for the exclusive benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 448,114 shares in the aggregate, or 5.87% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 412,378 shares in the aggregate, or 5.40% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Morgan Stanley Dean Witter Attn: Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 183,366 shares in the aggregate, or 10.90% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Morgan Stanley Dean Witter Attn: Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 148,598 shares in the aggregate, or 8.84% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Citigroup Global Markets Inc., Attn: Peter Booth 7th Floor, 333 West 34th Street, New York, NY 10001-2402 who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 99,069 shares in the aggregate, or 5.89% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 888,304 shares in the aggregate, or 19.07% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class C were held in the name of Morgan Stanley Dean Witter Attn: Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 546,790 shares in the aggregate, or 11.74% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 1,740,964 shares in the aggregate, or 13.26% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 114,332 shares in the aggregate, or 6.93% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class AARP were held in the name of Ameritrade Inc., Attn: REP HSE, PO Box 2226, Omaha, NE, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 110,020 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class AARP were held in the name of National Investor Services Crop., 55 Water Street, Floor 32, New York, NY 10041-0028 for the exclusive benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                                    an Aggregate      Aggregate
Director                           Director          Company     Title of Class       Basis           Basis
--------                           --------          -------     --------------       -----           -----

Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None



                                       70

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                                    an Aggregate      Aggregate
Director                           Director          Company     Title of Class       Basis           Basis
--------                           --------          -------     --------------       -----           -----

Louis E. Levy                                          None
Jean Gleason Stromberg                                 None
Jean C. Tempel                                         None
Carl W. Vogt                                           None

Scudder Equity Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of February 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           86
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former
                               Directorship:  Bethlehem Steel Corp.
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              86
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         86
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                86
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------



                                       71

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              86
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           86
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             86
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         86
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             86
Trustee, 2004-present          firm) (1983 to present).  Formerly, Trustee of New York Board
                               Scudder Funds; President and Trustee, Trust for Investment
                               Managers (registered investment company) (1999- 2002).
                               President, Investment Company Administration, L.L.C.
                               (1992*-2001); President, Treasurer and Director, First Fund
                               Distributors, Inc. (June 1990-January 2002); Vice President,
                               Professionally Managed Portfolios (May 1991-January 2002) and
                               Advisors Series Trust (October 1996-January 2002) (registered investment companies)

                               *Inception date of the corporation  which was the
                               predecessor to the L.L.C.
-------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            86
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

                                       72

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-------------------------------------------------------------------------------------------------------------------
William N. Shiebler(3) (1942)  Chief Executive Officer in the Americas for Deutsche Asset             138
Trustee, 2004-present          Management ("DeAM") and a member of the DeAM Global Executive
                               Committee (since 2002); Vice Chairman of Putnam Investments,
                               Inc. (1999); Director and Senior Managing Director of Putnam
                               Investments, Inc. and President, Chief Executive Officer, and
                               Director of Putnam Mutual Funds Inc. (1990-1999)
-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director, Deutsche Asset Management (since May 2004);         n/a
President and Chief Executive  President and Chief Executive Officer of The Germany Fund,
Officer, 2004-present          Inc., The New Germany Fund, Inc., The Central Europe and Russia
                               Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                    n/a
Vice President and Assistant
Secretary, 1986-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Vice President, Deutsche Asset Management (2000-present);              n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director, Deutsche Asset Management (since July 2004);        n/a
Chief Financial Officer,       formerly, Executive Director, Head of Mutual Fund Services and
2004-present                   Treasurer for UBS Family of Funds (1998-2004); Vice President
                               and Director of Mutual Fund Finance at UBS Global Asset
                               Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(5) (1957)     Managing Director, Deutsche Asset Management (since                    n/a
Treasurer, 2002-present        April 2004); formerly, Director, Deutsche Asset Management
                               (April 2000-March 2004); Vice President and Department Head,
                               BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
                               (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
-------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director, Deutsche Asset Management                                    n/a
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Managing Director, Deutsche Asset Management (2002-present);           n/a
Assistant Secretary,           formerly, Director, Deutsche Asset Management (1999-2002);
2002-present                   Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                               Securities Inc.) (1998-1999); Assistant General Counsel, United
                               States Securities and Exchange Commission (1993-1998);
                               Director, Deutsche Global Funds Ltd. (2002-2004)
-------------------------------------------------------------------------------------------------------------------



                                       73

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director, Deutsche Asset Management                           n/a
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay(5) (1959)         Vice President, Deutsche Asset Management                              n/a
Assistant Treasurer,
2004-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(5) (1965)  Director, Deutsche Asset Management                                    n/a
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director, Deutsche Asset Management                                    n/a
(1957)
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director, Deutsche Asset Management (2003-present);           n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Address:  280 Park Avenue, New York, New York 10017.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James
R. Edgar, Shirley D. Peterson and William McClayton. The Nominating and Governance Committee held six meetings during calendar year 2004. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                                              Pension or Retirement
                                   Compensation from             Benefits Accrued       Total Compensation
Name of                        Scudder-Dreman Financial             as Part of            Paid to Trustee
Trustee                             Services Fund                 Fund Expenses          from Fund Complex(4)(5)
-------                             --------------                -------------          -----------------

John W. Ballantine                         $2,462                       $0                        $194,195
Lewis A. Burnham                           $2,622                       $0                        $217,840
Donald L. Dunaway(1)                       $2,831                       $0                        $212,925
James R. Edgar(2)                          $2,220                       $0                        $171,820
Paul K. Freeman                            $2,460                       $0                        $190,635
Robert B. Hoffman                          $2,262                       $0                        $185,550
William McClayton((3))                         $0                       $0                              $0
Shirley D. Peterson(6)                     $2,777                       $0                        $219,375
Robert H. Wadsworth((7))                       $0                       $0                        $138,000
John G. Weithers                           $2,210                       $0                        $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $9,765.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, including Mr. Wadsworth, currently serves on the boards of 31 trusts/corporations comprised of 86 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                          Dollar Range of            Aggregate Dollar Range of
                                         Securities Owned in           Securities Owned in All
                                      Scudder-Dreman Financial      Funds in the Fund Complex
Name of Trustee                           Services Fund                Overseen by Trustee
---------------                           -------------                -------------------

John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                           $10,001-$50,000                       Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman                                   None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton**                               None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth**                             None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Newly appointed Trustees, as of December 30, 2004.

As of February 18, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of February 18, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of February 18, 2005, 54,145 shares in the aggregate, or 5.98% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 48,716 shares in the aggregate, or 5.65% of the outstanding shares of Scudder-Dreman Financial Services Fund, Class C were held in the name of Citigroup Global Markets Inc., 00109801250, Attn: Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001-2402, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------

John W. Ballantine                                    None
Lewis A. Burnham                                      None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None
John G. Weithers                                      None

Agreement to Indemnify Independent Trustees/Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Funds' investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

Scudder-Dreman Financial Services Fund is a non-diversified series of Scudder Equity Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts.

Scudder Gold and Precious Metals Fund is a non-diversified series of Scudder Mutual Funds, Inc. a Maryland corporation organized in March 1988 (the "Corporation").

The Directors/Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors/Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds' prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors/Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B and Class C shares are offered by each Fund. Class S and Class AARP shares are offered by Scudder Gold and Precious Metals Fund.

A Fund generally is not required to hold meetings of its shareholders. Under the Articles of Incorporation/Agreement and Declaration of Trust of a Fund ("Articles of Incorporation"/ "Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of directors/trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Articles of Incorporation/Declaration of Trust and as required by applicable law; (d) any amendment of the Articles of Incorporation/Declaration of Trust to the extent and as provided in the Articles of Incorporation/Declaration of Trust and applicable law; and (e) such additional matters as may be required by law, the Articles of Incorporation/Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as a Director/Trustee may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

The Corporation's Articles of Incorporation provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Also, Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, Articles and By-laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.

Each Director/Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Directors/Trustees and until the election and qualification of a successor or until such Director/Trustee sooner dies, resigns, retires or is removed.

Any Trustee/Director may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees/Directors prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee/Director may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's/Corporation's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust/Corporation, shall apply to the Trustees/Directors in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee/Director and accompanied by a form of communication and request that they wish to transmit, the Trustees/Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Each Fund's Articles of Incorporation/Declaration of Trust authorizes the Board of Directors/Trustees to terminate a Fund or any class without shareholder approval.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the applicable Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).

                             ADDITIONAL INFORMATION

The  CUSIP  number  of  Scudder  Gold  and  Precious  Metals  Fund -  Class A is
810904-300.

The  CUSIP  number  of  Scudder  Gold  and  Precious  Metals  Fund -  Class B is
810904-409.

The  CUSIP  number  of  Scudder  Gold  and  Precious  Metals  Fund -  Class C is
810904-508.

The Fund has a fiscal year ending October 31.

The CUSIP number of Scudder-Dreman Financial Services Fund - Class A is 81114P-107.

The CUSIP number of Scudder-Dreman Financial Services Fund - Class B is 81114P-206.

The  CUSIP  number  of  Scudder-Dreman  Financial  Services  Fund -  Class  C is
81114P-305

The Fund has a fiscal year ending November 30.

This Statement of Additional Information contains the information about Scudder Gold and Precious Metals Fund and Scudder-Dreman Financial Services Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors/Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

Reference is hereby made to the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Scudder Gold and Precious Metals Fund

The financial statements, including the portfolio of investments, of Scudder Gold and Precious Metals Fund, together with the notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

Scudder-Dreman Financial Services Fund

The financial statements, including the portfolio of investments, of Scudder-Dreman Financial Services Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated November 30, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                           SCUDDER MUTUAL FUNDS, INC.

                      Scudder Gold and Precious Metals Fund


                             Class S and Class AARP














                       STATEMENT OF ADDITIONAL INFORMATION

                   February 25, 2005, as revised June 7, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class AARP/S prospectus for the Fund, dated February 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated October 31, 2004, accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated herein by reference and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----

INVESTMENT RESTRICTIONS................................................................1

INVESTMENT POLICIES AND TECHNIQUES.....................................................3
   Portfolio Holdings Information.....................................................20

MANAGEMENT OF THE FUND................................................................21
   Investment Advisor.................................................................21
   Administrative Agreement...........................................................26
   Portfolio Transactions.............................................................27

FUND SERVICE PROVIDERS................................................................29
   Underwriter........................................................................29
   Independent Registered Public Accounting Firm and Reports to Shareholders..........29
   Legal Counsel......................................................................30
   Fund Accounting Agent..............................................................30
   Custodian..........................................................................30
   Transfer Agent.....................................................................30

PURCHASE AND REDEMPTION OF SHARES.....................................................31

TAXES.................................................................................37

NET ASSET VALUE.......................................................................41

OFFICERS AND DIRECTORS................................................................42

FUND ORGANIZATION.....................................................................50

PROXY VOTING GUIDELINES...............................................................51

FINANCIAL STATEMENTS..................................................................52

ADDITIONAL INFORMATION................................................................53

APPENDIX..............................................................................54

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

The Fund has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(5) purchase or sell physical commodities or contracts relating to physical commodities; except for contracts for future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins;

(6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Directors of the Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. Nonfundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g) lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

(h) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Gold and Precious Metals Fund

The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals. In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly.

The Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

With respect to 30% of its assets, the Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Temporary Defensive Policy. When deemed appropriate by the Advisor, the Fund may temporarily invest up to 30% of its assets to maintain liquidity. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. For temporary purposes, the Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments, high-quality debt securities without equity features.

The Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the master fund) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a company of the type commonly known as a mutual fund. Scudder Gold and Precious Metals Fund is a series of Scudder Mutual Funds, Inc. Scudder Gold and Precious Metals Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class AARP.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward currency contracts, etc.) are meant to describe the spectrum of investments that the

Advisor or subadvisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor or subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein and in the prospectus of the Fund.

Asset-Indexed Securities. The fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, the fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the fund's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the fund's volatility and the risk of loss in a declining market. Borrowing by the fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, the fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Concentration. The Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry or group of industries which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behaviors of stock markets, may have differing impacts on gold versus gold stocks.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the fund's investment policies, the fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the counterparty) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date.

The fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while the fund receives a fee as consideration for agreeing to repurchase the security, the fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investment. While a fund that invests in foreign countries offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term  trading  purposes.  A fund  should  not  be  considered  a  complete investment program. A fund's net asset value per share, or share price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically
associated   with  investing  in  US  securities  and  which  may  favorably  or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives the Fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

Illiquid Securities and Restricted Securities. The fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor or subadvisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Interfund Borrowing and Lending Program. The fund has received exemptive relief from the Securities and Exchange Commission ("SEC") which permits the fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating fund to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the fund is actually engaged in borrowing through the interfund lending program, the fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in the fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's securities in such markets may not be readily available. The fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the fund's identification of such condition until the date of the SEC action, the fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the fund defaults, the fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the fund makes its investments. The fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the fund or to entities in which the fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. The fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. The fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the Central Funds) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund's investing
any  cash   collateral  in   interest-
bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan will be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Loan Participations and Assignments. The fund may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions (Lenders). The fund's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of portions of Loans (Assignments) from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When the fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

The fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Repurchase Agreements. The fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Strategic Transactions and Derivatives. The fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called Strategic Transactions). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. The fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The fund has claimed exclusion from the definition of the term "commodity pool operator" adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under Use of Segregated and Other Special Accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options (OTC options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties (Counterparties) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. The fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as primary dealers or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization (NRSRO) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the fund, and portfolio securities covering the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

The fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be covered (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. The fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or subadvisor, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the fund requires the fund to segregate cash or liquid assets equal to the exercise price. Except when the fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid assets denominated in that currency equal to the fund's obligations or to segregate cash or liquid assets equal to the amount of the fund's obligation. OTC options entered into by the fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating cash or liquid assets if the fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Short Sales Against the Box. The fund may make short sales of common stocks if, at all times when a short position is open, the fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the fund may enter into short sales against the box.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities. The fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings Information

The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to beat least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, subadvisors, custodians, independent registered public accounting firms , securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Directors.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the fund. Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, or a subadvisor, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM, or a subadvisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor, or subadvisor, manages the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors.

Pursuant to an investment management agreement (the "Agreement") with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreement, dated April 5, 2002, for the Fund was last approved by the Directors of the Fund on August 9, 2004. The Agreement will continue in effect from year to year only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such an Agreement or interested persons of the Advisor or the Corporation ("Independent Trustees" or Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Fund's Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with its Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

Under the Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

Scudder Gold and Precious Metals Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees charged to the Fund for its last three fiscal years are shown in the table below:

Fund                                               Fiscal 2004            Fiscal 2003          Fiscal 2002
----                                               -----------            -----------          -----------

Scudder Gold and Precious Metals Fund              $4,898,240             $2,059,197            $1,237,708

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of its shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not interested persons of the Advisor are represented by independent counsel at the Funds' expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of the Corporation may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term "Scudder Investments" is the designation given to the services provided by DeIM and its affiliates to Scudder Mutual Funds.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. The amounts are used for the general purposes of the AARP and its members

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for the Fund

The Fund's Directors approved the continuation of the Fund's current investment management agreement with Deutsche Investment Management ("DeIM"), your Fund's advisor, in August 2004. The Directors believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

* At present time, all of your Fund's Directors -- including the chairman of the board -- are independent of DeIM and its affiliates.

* The Directors meet frequently to discuss fund matters. In 2003, the Directors conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Directors dedicate part or all of several meetings to contract review matters.

* The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Directors do not believe that the investment management contract for your Fund should be "put out to bid" or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM's research and investment capabilities, the Directors considered other aspects of DeIM's qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for the Fund continues to be strong relative to other similar funds, and the Directors are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's investment management agreement, the Directors considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM's agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM's profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment advisor and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Directors requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Directors determined that continuing the Fund's investment management agreement with DeIM was in the best interest of Fund shareholders.

Subadvisor. Deutsche Investments Australia Limited (DIAL), Level 21, 83 Clarence Street, Sydney NSW 2000, Australia, an affiliate of the Advisor, is the subadvisor for the Fund. DIAL serves as subadvisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DIAL has served as subadvisor to the Fund since March 2001. On April 5, 2002, DIAL changed its name from Scudder Investments Australia Limited.

Under the terms of the Research and Advisory Agreement, DIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DIAL in the performance of its duties or from reckless disregard by DIAL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement was last approved by the Directors of Scudder Gold and Precious Metals Fund on August 9, 2004 and remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below. The Research and Advisory Agreement had an initial term ending September 30, 2004 and shall continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually
(a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund and will terminate automatically upon assignment or upon termination of the Fund's Agreement. In connection with their approval of the Research and Advisory Agreement with DIAL, the Directors considered substantially the same factors as those considered in approving the continuation of the investment management agreement, to the extent applicable.

The Advisor pays DIAL for its services rendered, a subadvisory fee, payable monthly, at the annual rate of 0.50% of the net effective advisory fee paid to the Advisor by the Fund.

The table below shows the total subadvisory fees paid by the Advisor to DIAL for the last three fiscal periods.

Fund                                                Fiscal 2004          Fiscal 2003          Fiscal 2002
----                                                -----------          -----------          -----------

Scudder Gold and Precious Metals Fund                $1,855,181            $965,516             $433,197

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the AMA), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA
Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833, in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, the Advisor/Subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor/Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's/Subadvisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's/Subadvisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's/Subadvisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From October 2, 2000 until March 31, 2004, the Fund operated under an administrative services agreement (the "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an annual administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets of the applicable class.

Upon termination, the Fund now bears its fees and expenses directly, subject to the Advisor's contractual obligation to waive fees and reimburse expenses to maintain the Fund's operating expenses at a specified level, as disclosed in the Prospectus.

In accordance with the Administrative Agreement, for the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Administrative Fees charged to Class AARP and Class S were as follows:

                Total
             Aggregated     Total Aggregated      Waived at        Waived at
Fiscal          Fees:             Fees:            10/31:           10/31:       Unpaid at 10/31    Unpaid at 10/31
Year         Class AARP          Class S         Class AARP         Class S         Class AARP          Class S
----         ----------          -------         ----------         -------         ----------          -------

2004           $86,778          $684,830            $20,155        $158,989                $0                  $0
2003           $47,663          $951,041             $2,411         $33,648            $9,326            $123,562
2002           $18,358          $739,202            --*                --*               $2,112             $62,342

* During the year ended October 31, 2002, the administrative fee was reduced by $76 for custodian credits earned.

Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the "Advisor" should be read to mean the subadvisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the fund to their customers. However, the Advisor does not consider sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-advisor, the sub-advisor or one of its affiliates) may act as a broker for the fund and receive brokerage commissions or other transaction-related compensation from the fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended October 31, 2004, 2003 and 2002 the Fund paid total brokerage commissions of $2,641,000, $1,685,575 and $1,305,210, respectively. Up to 100% of the Fund's brokerage transactions may be ordered to brokers on account of research services provided.

The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio  turnover  rates for the two most recent  fiscal years are as follows:
76% and 80% for the fiscal years ended October 31, 2004 and 2003.

                             FUND SERVICE PROVIDERS

Underwriter

The Corporation, on behalf of the Fund, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor" or "SDI"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement dated April 5, 2002 was last re-approved by the Directors on August 12, 2003, and will remain in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Directors on August 9, 2004.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to distribute shares of the Fund.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 125 High Street, Boston, MA 02110-2624, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and unaudited semi-annual financial statements.

Legal Counsel

Ropes & Gray, LLP, One International Place, Boston, MA 02110-2624, serves as legal counsel to the Fund and its Independent Directors.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Scudder Gold and Precious Metals Fund. Pursuant to an Agreement between SFAC and the Fund, the Fund is obligated to pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of 1$ billion, plus holding and transaction charges for this service. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund aggregated $163,772.

In accordance with the Administrative Agreement, the above fees had been paid by the Advisor since June 25, 2001, but are now borne by the Fund directly upon termination of the Administrative Agreement on March 31, 2004.

Pursuant to an agreement between SFAC and SSB, SFAC has delegated certain accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund.

Custodian

Brown Brothers Harriman & Company ("BBH") 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. BBH attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

The Custodian's fee may be reduced by certain earnings credits in favor of the Fund.

Transfer Agent

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administrative Agreement, the Fund paid Service Corporation a fee for maintaining each account for a retail participant of $26.00, and for each retirement participant of $29.00. Pursuant to the Administrative Agreement, the above fees are have been paid for by the Advisor since December 31, 2000, but are borne by the Fund directly upon termination of the Administrative Agreement on March 31, 2004. The Fund pays Service Corporation an annual fee of $25.25 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $2.00 per account, as applicable, in connection with the redemption fee and $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).

Pursuant to a sub-transfer agency agreement between Service Corporation and DST Systems, Inc. ("DST"), Service Corporation has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by Service Corporation not by the fund.

Retirement Service Provider. Scudder Trust Company ("STC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of the Fund. Prior to the implementation of the Administrative Agreement, Class S shares of the Fund paid annual service fees to STC for such accounts. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $18,226, of which $4,638 was unpaid at October 31, 2000. The above fees are borne by the Fund directly.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (trade date).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Service Corporation (the Transfer Agent) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by its trustees, directors, officers or employees or the Advisor and its affiliates. SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares. Clients having a regular investment counsel account with the Advisor or its affiliates, members of the immediate families of such clients, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers,

Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Eligible Class S Investors.



A. The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. ("SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

          1. Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

          3. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

          4. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

          5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B. The following additional investors may purchase Class S shares of Scudder Funds.

          1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (NASD) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (Direct Deposit), investments are made automatically

(minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration.

Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt

California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay dividends and distributions to shareholders in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See Combined Purchases for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the Code).

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund's assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.

Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

In general, dividends (other than Capital Gain Dividends) paid by the funds to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004, effective for taxable years of the funds beginning after December 31, 2004 and before January 1, 2008, the funds will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the funds, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the funds. This provision will first apply to the funds in their taxable year beginning November 1, 2005 for Scudder Gold and Precious Metals Fund and December 1, 2005 for Scudder-Dreman Financial Services Fund. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS

The following table presents certain information regarding the Directors and Officers of the Corporation as of February 25, 2004. Each Director's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Director and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Director of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served(1)             Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);                  46
Chairman since 2004 and Director,    Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships:  Advisory Board,
                                     Center for Business Ethics, Bentley College; Board of
                                     Governors, Investment Company Institute; Member,
                                     Executive Committee of the Independent Directors Council
                                     of the Investment Company Institute
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:             46
Director, 1990-present               Becton Dickinson and Company (medical technology
                                     company); Belo Corporation (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International. Former Directorships:  American Public
                                     Television; New England Aquarium; Mass. Corporation for
                                     Educational Telecommunications; Committee for Economic
                                     Development; Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                  Managing Partner, Exeter Capital Partners (private equity          46
Director, 1996-present               funds). Directorships:  Facts on File (school and library
                                     publisher); Progressive Holding Corporation (kitchen
                                     importer and distributor); Cloverleaf Transportation Inc.
                                     (trucking); K-Media, Inc. (broadcasting); Natural
                                     History, Inc. (magazine publisher); National Association
                                     of Small Business Investment Companies (trade association)
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy (1932)                 Retired. Formerly, Chairman of the Quality Control                 46
Director, 2002-present               Inquiry Committee, American Institute of Certified Public
                                     Accountants (1992-1998); Partner, KPMG LLP (1958-1990).
                                     Directorships:  Household International (banking and
                                     finance) (1992-2004); ISI Family of Funds (registered
                                     investment companies; 4 funds overseen) (1992-present)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US            46
Director, 1999-present               General Accounting Office (1996-1997); Partner, Fulbright
                                     & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships: The William and Flora Hewlett Foundation;
                                     Service Source, Inc.
-------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (1943)                Managing Partner, First Light Capital (venture capital             46
Director, 1994-present               group) (2000-present); formerly, Special Limited Partner,
                                     TL Ventures (venture capital fund) (1996-1998); General
                                     Partner, TL Ventures (1994-1996); President and Chief
                                     Operating Officer, Safeguard Scientifics, Inc. (public
                                     technology business incubator company) (1991-1993).
                                     Directorships:  Sonesta International Hotels, Inc.;
                                     Aberdeen Group (technology research); United Way of Mass.
                                     Bay; The Commonwealth Institute (supports women
                                     entrepreneurs). Trusteeships:  Connecticut College, Vice
                                     Chair of Board, Chair, Finance Committee; Northeastern
                                     University, Vice Chair of Finance Committee, Chair, Funds
                                     and Endowment Committee
-------------------------------------------------------------------------------------------------------------------


                                       43

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served(1)             Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);            46
Director, 2002-present               formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in the Deutsche
                                     Asset Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered investment
                                     companies) (1999-2000). Directorships: Yellow
                                     Corporation (trucking); American Science &
                                     Engineering (x-ray detection equipment); ISI Family
                                     of Funds (registered investment companies; 4 funds
                                     overseen); National Railroad Passenger Corporation
                                     (Amtrak); formerly, Chairman and Member, National
                                     Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years                in Fund Complex
Length of Time Served(1)             and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(3) (1960)         Managing Director, Deutsche Asset Management (since May           n/a
President and Chief Executive        2004); President and Chief Executive Officer of The
Officer, 2004-present                Germany Fund, Inc., The New Germany Fund, Inc., The
                                     Central Europe and Russia Fund, Inc., The Brazil Fund,
                                     Inc., The Korea Fund, Inc., Scudder Global High Income
                                     Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004)
                                     and Scudder Global Commodities Stock Fund, Inc. (since
                                     July 2004); President and Chief Executive Officer, UBS
                                     Fund Services (2001-2003); Chief Administrative Officer
                                     (1998-2001) and Senior Vice President and Director of
                                     Mutual Fund Operations (1991 to 1998) UBS Global Asset
                                     Management
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director, Deutsche Asset Management                               n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (1963)                Vice President, Deutsche Asset Management (2000-present);         n/a
Vice President, 2002-present         formerly, Director, John Hancock Signature Services
                                     (1992-2000)
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(3) (1963)           Managing Director, Deutsche Asset Management (since July
Chief Financial Officer,             2004); formerly, Executive Director, Head of Mutual Fund
2004-present                         Services and Treasurer for UBS Family of Funds
                                     (1998-2004); Vice President and Director of Mutual Fund
                                     Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (1957)              Managing Director, Deutsche Asset Management (since April         n/a
Treasurer, 2002-present              2004); formerly, Director, Deutsche Asset Management
                                     (April 2000-March 2004); Vice President and Department
                                     Head, BT Alex. Brown Incorporated (now Deutsche Bank
                                     Securities Inc.) (1998-1999); Senior Manager, Coopers &
                                     Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                     (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Lisa Hertz(3) (1970)                 Vice President, Deutsche Asset Management                         n/a
Assistant Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------


                                       44

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Corporation and        Principal Occupation(s) During Past 5 Years                in Fund Complex
Length of Time Served(1)             and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(4) (1954)           Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 2002-present    (2002-present); formerly, Director, Deutsche Asset
                                     Management (1999-2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank Securities Inc.)
                                     (1998-1999); Assistant General Counsel, United States
                                     Securities and Exchange Commission (1993-1998); Director,
                                     Deutsche Global Funds Ltd. (2002-2004)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum(4) (1960)         Director, Deutsche Asset Management                               n/a
Vice President and Assistant
Secretary 2004 - present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay (1959)                  Vice President, Deutsche Asset Management                         n/a
Assistant Treasurer, 2004-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (1965)           Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director, Deutsche Asset Management                               n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(3) (1962)               Managing Director, Deutsche Asset Management                      n/a
Chief Compliance Officer,            (2003-present); formerly, Co-Head of Goldman Sachs Asset
2004-present                         Management Legal (1994-2003)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Corporation, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)      Address:  345 Park Avenue, New York, New York 10154.

(4)      Address: One South Street, Baltimore, Maryland 21202.

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:                         Secretary

Directors' Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's members are "Independent Directors;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Directors conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Directors participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Louis E. Levy
(Chair), Keith R. Fox, Jean Gleason Stromberg and Jean C. Tempel. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, and Jean C. Tempel. The Valuation Committee held three meetings during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt and Jean Gleason Stromberg. The Marketing/Shareholder Service

Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl W. Vogt. This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisors' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr. Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Tempel . This committee was established on October 12, 2004 and met one time in 2004.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

                                                    Pension or
                            Compensation from   Retirement Benefits   Total Compensation
Name of                     Gold and Precious   Accrued as Part of    Paid to Director from the
Director                    Metals Fund            Fund Expenses         Fund Complex (3)(4)(5)
--------                    -----------            -------------         ----------------------

Henry P. Becton, Jr.                $2,211                   $0                    $159,500
Dawn-Marie Driscoll(1)              $2,791                   $0                    $208,016
Keith R. Fox                        $2,585                   $0                    $220,620
Louis E. Levy(2)                    $2,309                   $0                    $163,000
Jean Gleason Stromberg              $2,135                   $0                    $153,500
Jean C. Tempel                      $2,221                   $0                    $191,000
Carl W. Vogt                        $2,385                   $0                    $168,500

(1) Includes $14,896 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(2) In addition to these payments, Mr. Levy received payments in accordance with his prior Deferred Payment Plan in the amount of $38,100 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3) For each Director, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Director currently serves on the boards of 18 DeAM trusts/corporations comprised of 46 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Directors for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, $11,500 for Mr. Levy, $9,500 for Ms. Tempel and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(5) Aggregate compensation also reflects amounts paid to the Directors for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds' shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox and Ms Tempel. Also, included are amounts paid to the Directors for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2004.


                  Dollar Range of Securities Owned in All Funds        Aggregate Dollar Range of
         Name of           Securities Owned in Scudder Gold and           in the Fund Complex
         Director                   Precious Metals Fund                  Overseen by Director
         --------                   --------------------                  --------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                      $1-$10,000                         Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                             $1-$10,000                         $10,001-$50,000

Securities Beneficially Owned

As of February 18, 2005, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of February 18, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of February 18, 2005, 642,353 shares in the aggregate, or 8.42% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Charles Schwab & Co. Inc. Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 for the exclusive benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 448,114 shares in the aggregate, or 5.87% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 412,378 shares in the aggregate, or 5.40% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class A were held in the name of Morgan Stanley Dean Witter Attn: Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 183,366 shares in the aggregate, or 10.90% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Morgan Stanley Dean Witter Attn: Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 148,598 shares in the aggregate, or 8.84% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of Citigroup Global Markets Inc., Attn: Peter Booth 7th Floor, 333 West 34th Street, New York, NY 10001-2402 who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 99,069 shares in the aggregate, or 5.89% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 888,304 shares in the aggregate, or 19.07% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class C were held in the name of Morgan Stanley Dean Witter Attn: Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 546,790 shares in the aggregate, or 11.74% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class B were held in the name of MLPF&S, Attn: Fund Administration, 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 for the sole benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 1,740,964 shares in the aggregate, or 13.26% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 114,332 shares in the aggregate, or 6.93% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class AARP were held in the name of Ameritrade Inc., Attn: REP HSE, PO Box 2226, Omaha, NE, who may be deemed to be the beneficial owner of certain of these shares.

As of February 18, 2005, 110,020 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Gold and Precious Metals Fund, Class AARP were held in the name of National Investor Services Crop., 55 Water Street, Floor 32, New York, NY 10041-0028 for the exclusive benefit of its customers, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                       Title of     an Aggregate      Aggregate
Director                           Director           Company          Class          Basis            Basis
--------                           --------           -------          -----          -----            -----

Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None


                                       49

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                       Title of     an Aggregate      Aggregate
Director                           Director           Company          Class          Basis            Basis
--------                           --------           -------          -----          -----            -----

Louis E. Levy                                          None
Jean Gleason Stromberg                                 None
Jean C. Tempel                                         None
Carl W. Vogt                                           None

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Director in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Fund or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

Scudder Gold and Precious Metals Fund is a non-diversified series of Scudder Mutual Funds, Inc., a Maryland Corporation organized in March 1998 (the "Corporation"). The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, and Class AARP Shares are offered.

The Corporation's Articles of Incorporation provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Also, Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, Articles and By-laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.

However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Director after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Directors or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic benefits from voting outweigh the costs associated with voting. For example, the Advisor may not vote proxies on certain foreign securities local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Scudder Gold and Precious Metals Fund, together with the and the notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The  CUSIP  number  of  Scudder  Gold and  Precious  Metals  Fund -- Class S is:
810904-102.

The CUSIP  number of Scudder  Gold and  Precious  Metals  Fund -- Class AARP is:
810904-201.

The Fund has a fiscal year end of October 31.

Reference is hereby made to the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services (S&P) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. (Moody's). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are MIG 1, MIG 2, and MIG 3 (or VMIG 1, VMIG 2 and VMIG 3 in the case of an issue having a variable rate demand feature). Notes rated MIG 1 or VMIG 1 are judged to be of the best quality. Notes rated MIG 2 or VMIG 2 are of high quality, with margins or protection ample although not as large as in the preceding group. Notes rated MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The SP-1 rating reflects a very strong or strong capacity to pay principal and interest. Notes issued with overwhelming safety characteristics will be rated SP-1+. The SP-2 rating reflects a satisfactory capacity to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are F-1+, F-1, and F-2.